CAPITAL CONTRIBUTION AGREEMENT

         THIS CAPITAL CONTRIBUTION AGREEMENT ("Agreement") is made and entered into as of August 8, 1997 by and among Premium Cigars International, Inc. ("PCI") and certain undersigned shareholders ("Contributing Shareholders"). PCI and Contributing Shareholders are collectively referred to herein as the Parties.

         WHEREAS, PCI has filed a registration statement relating to an initial public offering ("IPO") of its shares of Common Stock;

         WHEREAS, although the IPO will not register shares held by the Contributing Shareholders' for resale, it will create a public market for PCI's shares of Common Stock in which Contributing Shareholders will eventually be able to trade their shares;

         WHEREAS, to complete the IPO, PCI's underwriter intends to register and sell shares in merit review states which impose requirements set forth in certain NASAA Statements of Policy;

         WHEREAS, the NASAA Statement of Policy Regarding Promoters' Equity Investment requires a certain minimum contribution of cash and tangible assets by promoters and certain states reviewing PCI's registration statement have required that PCI demonstrate compliance with the Statement of Policy;

         WHEREAS, the total of all cash and tangible assets contributed by promoters is less than the NASAA Statement of Policy requirement;

         WHEREAS, the Contributing Shareholders desire to contribute sufficient cash to PCI's paid-in capital to meet the requirements of the NASAA Statement of Policy;

         NOW  THEREFORE,   in  consideration   of  the  covenants,   agreements,
warranties and representations contained in this Agreement, the Parties agree as follows:

         1. Status as a Promoter. Each Contributing Shareholder is a "Promoter" as that term is Defined in Section II.O. of the NASAA Statement of Policy Regarding Corporate Securities Definitions, because each Shareholder is either:

                  a. a person, who alone or in conjunction with one or more other persons, directly or indirectly, took the initiative in founding or organizing PCI or who controls PCI; or

                  b. a person who, directly or indirectly, received, as consideration for services and/or property rendered, five percent (5%) or more of PCI's outstanding shares of Common Stock; or
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
                  c. a person who is either an officer, director, the legal or beneficial direct or indirect owner of five percent (5%) or more of PCI's shares of Common Stock or a person who is an affiliate or associate of the persons in a., b. or c.; and

                  d. is not a person who received shares of Common Stock solely for underwriting compensation and is not an unaffiliated institutional investor who purchased shares of PCI's common stock more than one year prior to this Agreement.

         2. Additional Paid-In Capital. The Contributing Shareholders agree, upon the execution of this Agreement, to immediately deliver ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) to PCI in immediately available funds. The funds shall be paid by the Contributing Shareholders out of the Contributing Shareholders' personal funds as set forth on Exhibit A. Each Contributing Shareholder warrants and represents that he has not made any pledge of, or otherwise encumbered his shares in the process of obtaining the funds for this contribution, nor created any expectation of any equity interest in PCI to any third party relating to this transaction. The Parties agree that the number of shares held by each Contributing Shareholder shall not change, that PCI shall have no obligation whatsoever to repay the capital contribution specified in this paragraph, nor to issue to the Contributing Shareholders any other consideration.

         3. Counterparts. This Agreement may be executed in one or more counterparts and by delivery of a facsimile signature, each of which shall be considered part and valid acceptance of the agreement.
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         The parties have executed this Capital Contribution Agreement as of the date first set forth above.

"Contributing Shareholders"         "PCI"
                                    PREMIUM CIGARS INTERNATIONAL, INC.


/s/ Steven A. Lambrecht             By:/s/ Steven A. Lambrecht
----------------------------        ---------------------------------
Steven A. Lambrecht                 Steven A. Lambrecht, Chief Executive Officer


/s/ Greg P. Lambrecht
----------------------------
Greg P. Lambrecht


/s/ Colin A. Jones
----------------------------
Colin A. Jones


/s/ Peter G. Charleston
----------------------------
Peter G. Charleston


/s/ James B. Stanley
----------------------------
James B. Stanley


/s/ Greg S. Barton
----------------------------
Greg S. Barton


/s/ Daniel C. Goldman
----------------------------
Daniel C. Goldman
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                                    EXHIBIT A

                      SCHEDULE OF CONTRIBUTING SHAREHOLDERS


         Contributing Shareholder                           Amount
         ------------------------                           ------

         Steven A. Lambrecht                              $ 47,333

         Greg P. Lambrecht                                $ 39,371

         Colin A. Jones                                   $ 37,871

         Peter G. Charleston                              $  9,000

         James B. Stanley                                 $  2,625

         Greg S. Barton                                   $  7,500

         Daniel C. Goldman                                $  6,300
                                                          --------

                                            TOTAL:        $150,000

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